SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2004

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 2. Acquisition or Disposition of Assets.

     On April 23, 2004, aaiPharma Inc. (the “Company”) completed the previously announced sale of its M.V.I.® (Multi-Vitamin Infusion) and Aquasol ® product business to Mayne Pharma (USA) Inc. for a purchase price of $105 million pursuant to the Asset Purchase Agreement (the “Sale Agreement”) dated as of February 27, 2004, among aaiPharma Inc., a Delaware corporation, aaiPharma LLC, a Delaware limited liability company, AAI Properties, Inc., a North Carolina corporation and Mayne Pharma (USA) Inc., a Delaware corporation, as amended by Amendment No. 1 to Asset Purchase Agreement (the “First Amendment”) dated as of April 22, 2004. A total of $94.2 million was received at closing, which payment reflected $10.8 million held back to fund the Company’s post-closing obligations under the Sale Agreement and the First Amendment. In the event that the Company satisfies these post-closing obligations, the $10.8 million held back pursuant to the Sale Agreement and the First Amendment is required to be paid to the Company.

     The Sale Agreement has been filed as Exhibit 2.1 to this Form 8-K, and the related First Amendment has been filed as Exhibit 2.2 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

     (a) Not applicable

     (b) As of the date of this Current Report on Form 8-K, the Company has not filed its Annual Report on Form 10-K for the year ended December 31, 2003 or its Quarterly Report on Form 10-Q for the period ended March 31, 2004. Because the consolidated financial statements that would be included in those reports are not yet available, the Company cannot furnish the pro forma financial information that would be required pursuant to Article 11 of Regulation S-X with respect to its disposition of its M.V.I.® (Multi-Vitamin Infusion) and Aquasol® product business. The Company will furnish such pro forma financial information promptly upon the completion and filing of its Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the period ended March 31, 2004.

     In the absence of the required pro forma financial information, the Company is providing the following unaudited condensed statement of operations data with respect to its M.V.I.® (Multi-Vitamin Infusion) and Aquasol® product business for the year ended December 31, 2003:

M.V.I.® (Multi-Vitamin Infusion) and Aquasol® Product Business of aaiPharma Inc.
Unaudited Condensed Statement of Operations Data for the
Year Ended December 31, 2003
(in thousands)

Net revenues	$34,956
Direct costs, including depreciation	18,819

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(c)	The following exhibits are filed as part of this report:

2.1 –	Asset Purchase Agreement dated as of February 27, 2004, among aaiPharma Inc., a Delaware corporation, aaiPharma LLC, a Delaware limited liability company, AAI Properties, Inc., a North Carolina corporation and Mayne Pharma (USA) Inc., a Delaware corporation*

2.2 –	Amendment No. 1 to Asset Purchase Agreement dated as of April 22, 2004, among aaiPharma Inc., a Delaware corporation, aaiPharma LLC, a Delaware limited liability company, AAI Properties, Inc., a North Carolina corporation and Mayne Pharma (USA) Inc., a Delaware corporation*

*   Schedules to these agreements have been omitted and will be supplementally provided to the Securities and Exchange Commission upon request.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2004

aaiPharma Inc.

By:	/s/ William L.Ginna, Jr.

William L. Ginna, Jr.
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit
2.1	Asset Purchase Agreement dated as of February 27, 2004, among aaiPharma Inc., a Delaware corporation, aaiPharma LLC, a Delaware limited liability company, AAI Properties, Inc., a North Carolina corporation and Mayne Pharma (USA) Inc., a Delaware corporation*

2.2	Amendment No. 1 to Asset Purchase Agreement dated as of April 22, 2004, among aaiPharma Inc., a Delaware corporation, aaiPharma LLC, a Delaware limited liability company, AAI Properties, Inc., a North Carolina corporation and Mayne Pharma (USA) Inc., a Delaware corporation*

* Schedules to these agreements have been omitted and will be supplementally provided to the Securities and Exchange Commission upon request.

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